                                                                    EXHIBIT 99.1

                                                                   (PROXIM LOGO)


CONTACT
Ben Gibson
Proxim Corporation
(408) 542-5366
bgibson@proxim.com

PROXIM CORPORATION REPORTS THIRD QUARTER 2003 FINANCIAL RESULTS

-     Revenues of $35.1 million - exceeding mid-quarter guidance by $2 million

- Non-GAAP net loss of $(0.04) per share - in line with guidance; GAAP net loss of $(0.31) per share

- Proxim ORiNOCO Wi-Fi portfolio sales growth outpaces third quarter 2003 industry forecasts

SUNNYVALE, CALIF., OCTOBER 21, 2003 -- Proxim Corporation (Nasdaq: PROX), a global leader in wireless networking equipment for Wi-Fi and broadband wireless, today announced financial results for the third quarter and nine months ended September 26, 2003. Total revenue for the third quarter of 2003 was $35.1 million, compared to total revenue of $24.1 million for the third quarter of 2002. Total revenue for the nine months ended September 26, 2003 was $109.9 million, which included license revenues of $6 million, compared to total revenue of $94.7 million for the nine months ended September 27, 2002. The 2002 financial results include: the results of the former Western Multiplex Corporation for the period from January 1, 2002 to September 27, 2002, the results of the former Proxim, Inc. from March 27, 2002 to September 27, 2002, and the results of the former Agere Wireless LAN Systems business from August 6, 2002 to September 27, 2002, in accordance with generally accepted accounting principles (GAAP) for accounting for business combinations.

The net loss attributable to common stockholders computed in accordance with GAAP for the third quarter of 2003 was $(38.2) million, or $(0.31) per share, compared to the GAAP net loss of $(48.7) million, or $(0.40) per share for the second quarter of 2003. The GAAP net loss attributable to common stockholders for the nine months ended September 26, 2003 was $(97.7) million, or $(0.81) per share, compared to the GAAP net loss of $(100.4) million or $(1.00) per share for the nine months ended September 27 2002. The net loss attributable to common stockholders reflects accretion of the redemption value of Series A Preferred Stock issued during the third quarter of 2002.

Excluding certain charges discussed below and the amortization of intangible assets and deferred stock compensation and purchased in-process research and development in the respective periods, the non-GAAP, or pro forma, net loss for the third quarter of 2003 was $(4.8) million, or $(0.04) per share, compared to the non-GAAP net loss of $(10.7) million, or $(0.09) per share for the third quarter of 2002. The non-GAAP net loss for the nine months ended September 26, 2003 was $(12.2) million, or $(0.10) per share, compared to the non-GAAP net loss of $(12.1) million, or $(0.12) per share for the nine months ended September 27, 2002.

During the third quarter of 2003, Proxim recorded a $25.8 million charge, or $(0.21) per share, for royalties ($22.9 million) and interest ($2.9 million) associated with the ongoing litigation with Symbol Technologies. This charge is a preliminary estimate based on the September 14, 2003 jury verdict. The amount and timing of any actual cash settlement will be dependent on the outcome of the ongoing legal proceedings, including a bench trial on Proxim's equitable defenses. Proxim views the Symbol litigation as an ongoing legal matter. There has been no final judgment entered and Proxim is currently under no financial obligation as a result of the September 14, 2003 initial jury verdict. Proxim has also not been enjoined from continued sales of these products. Proxim will revise this preliminary estimate, if necessary, when more information becomes available.

The non-GAAP results of operations for the third quarter of 2003 exclude the Symbol litigation accrual, a $5.2 million benefit resulting from the revision of an estimate for a prior quarter restructuring charge, amortization of intangible assets of $5.4 million, bad debt charge of $2.3 million arising from restructuring, and accretion of Series A preferred stock redemption obligations of $1.6 million. In addition, the non-GAAP results for the third quarter of 2003 include a benefit for income taxes of $3.4 million, reflecting potential net operating loss carryforwards resulting from an operating loss during the period. The $5.2 million benefit resulting from the revision of estimates in prior quarter restructuring includes a $1.9 million charge related to employee severance, a $12.7 million charge related to facilities closures in the current quarter, and a reversal of $19.8 million of restructuring reserves previously recorded as a result of the settlement of lease obligations related to a building in Sunnyvale, CA.

The non-GAAP results of operations for the third quarter of 2002 exclude a charge of $4.9 million related to the amortization of purchased intangibles and deferred stock compensation, a restructuring charge of $2.3 million related to the closing of certain facilities and severance pay for terminated employees, $10.4 million charged to purchased in-process research and development, Series A preferred stock dividend of $2.7 million, accretion of Series A preferred stock redemption obligations of $0.5 million, and include a benefit for income taxes of $3.6 million.

As of September 26, 2003, cash, including cash equivalents, short-term investments and restricted cash totaled $15.6 million, as compared to $7.9 million as of June 27, 2003.

Proxim also announced today that it had entered into definitive documents with Warburg Pincus and Broadview Capital to amend the terms of its outstanding $30 million secured promissory notes. The terms of the amended financing agreements, as described in the Company's October 2, 2003 press release, are more fully described in a Form 8-K to be filed by Proxim.

"Proxim is continuing to see tangible results in our plan to return to sustained growth and profitability," said Frank Plastina, President and CEO, Proxim. "We were especially pleased with the 17 percent sequential revenue performance for our Proxim ORiNOCO Wi-Fi products, which outpaced industry forecasts of three percent for Wi-Fi access point revenue growth. Based on our performance and industry forecasts, we believe we gained market share during the third quarter."

CONFERENCE CALL INFORMATION

Today's call begins at 5:00 PM Eastern/2:00 PM Pacific Time.

DIAL-IN INFORMATION

To listen to the conference call via telephone, dial (913) 981-5507 at least five minutes prior to the scheduled start time.

WEBCAST INFORMATION

To listen to the webcast, go to www.proxim.com, and click on the link titled "Proxim Announces Third Quarter 2003 Results Call."

The minimum requirements to listen include sound capabilities on your personal computer and installation of RealPlayer software available at no cost for Windows 95/98, Windows 3.1, Windows NT, Macintosh, and UNIX systems from Real Audio, www.real.com.

The call will be archived immediately following the conference call and will remain available at http://investor.proxim.com. Additionally, the conference call will be available on a recorded telephone archive by calling toll free
(888) 203-1112 and entering pass code 327297, beginning Tuesday, October 21, 2003 at 8:00 PM, Eastern Time until midnight Eastern Time on Friday, October 24, 2003. For international callers, the recorded telephone archive is available by calling the following toll number: (719) 457-0820 and entering pass code 327297.

ABOUT PROXIM

Proxim Corporation is a global leader in wireless networking equipment for Wi-Fi and broadband wireless networks. The company is providing its enterprise and service provider customers with wireless solutions for the mobile enterprise, security and surveillance, last mile access, voice and data backhaul, public hot spots, and metropolitan area networks. This press release and more information about Proxim can be found on the Web at www.proxim.com.

SAFE HARBOR

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning Proxim's estimates relating to potential liability to Symbol Technologies and Proxim's plan to return to sustained growth and profitability, and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to: the risks relating to future proceedings before the court in the Symbol litigation; the risk that required payments to Symbol exceed current estimates; Proxim's ability to make any required payments to Symbol; Proxim's ability to maintain its debt and credit facilities; the risk that Proxim's efforts to improve operating efficiencies and return to profitability will not succeed; the risk that the market for Proxim's products will not grow as anticipated or that Proxim will not be able to take advantage of market opportunities due to competition, product performance, product pricing, product supply or other issues and other risks and uncertainties associated with Proxim's business. For additional information regarding risks relating to Proxim's business, see Proxim Corporation's Form 10-K for the year ended December 31, 2002, Form 10-Q for the quarter ended June 27, 2003, and March 28, 2003. Current Reports on Form 8-K and other relevant materials filed by Proxim with the SEC.

FURTHER INFORMATION

Proxim will be filing revised proxy materials with the SEC that will be mailed to Proxim's stockholders. Investors and security holders of Proxim are urged to read the revised proxy materials when available because they will contain important information about Proxim, the financing and related matters. The proxy statement will solicit proxies in connection with a special meeting at which Proxim's stockholders will be asked to approve the investors' ability to exchange the financing indebtedness into shares of Series B preferred stock and the Company's issuance of warrants to purchase common stock. Investors and security holders will be able to obtain free copies of these documents through the web site maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov. In addition to the proxy statement, Proxim files annual, quarterly, and special reports, proxy statements, and other information with the Securities and Exchange Commission. You may read and copy any reports, statements, and other information filed by Proxim at the Commission's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 800/SEC-0330 for further information on public reference rooms. Proxim's filings with the Commission are also available to the public from commercial document-retrieval services and the website maintained by the Commission at http://www.sec.gov. The proxy materials and these other documents may also be obtained free from Proxim.

Proxim and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Proxim in favor of the approval of the investors' ability to exchange the financing indebtedness into shares of Series B preferred stock and issuance of warrants to acquire shares of Proxim's common stock. The directors and executive officers of Proxim, their beneficial ownership of Proxim common stock and their interests in the financing are set forth in the definitive proxy materials that were filed on September 8, 2003.

                               PROXIM CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (UNAUDITED)

                                                               SEPTEMBER 26,      DECEMBER 31,
                                                                    2003              2002
                                                               -------------      ------------
ASSETS
Current assets:
    Cash, cash equivalents and short-term investments            $  13,597         $  17,048
    Accounts receivable, net                                        17,409            30,535
    Inventory, net                                                  24,937            36,799
    Assets held for sale                                             3,041                --
    Other current assets                                             4,288             4,657
                                                                 ---------         ---------
      Total current assets                                          63,272            89,039
Property and equipment, net                                          7,828            10,110
Goodwill and other intangible assets, net                           55,423            71,652
Restricted cash                                                      1,990             2,489
Other assets                                                         2,555             4,133
                                                                 ---------         ---------
      Total assets                                               $ 131,068         $ 177,423
                                                                 =========         =========
LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK
    AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Accounts payable                                             $  17,848         $  18,147
    Capital lease obligations, current                               1,060                --
    Accrued royalties and interest                                  25,819                --
    Other accrued liabilities                                       20,952            16,917
    Convertible promissory note                                     30,000                --
                                                                 ---------         ---------
      Total current liabilities                                     95,679            35,064
Capital lease obligations, long-term                                 1,075                --
Long-term debt                                                         101               101
Restructuring accruals, long-term                                   10,001            26,579
                                                                 ---------         ---------
      Total liabilities                                            106,856            61,744
                                                                 ---------         ---------
Series A mandatorily redeemable preferred stock                     71,258            64,412
                                                                 ---------         ---------
Stockholders' equity (deficit):
    Capital stock                                                  314,484           315,868
    Accumulated deficit                                           (361,698)         (264,010)
    Notes receivable from stockholders                                (711)             (898)
    Accumulated other comprehensive income                             879               307
                                                                 ---------         ---------
      Total stockholders' equity (deficit)                         (47,046)           51,267
                                                                 ---------         ---------
      Liabilities, mandatorily redeemable preferred stock
        and stockholders' equity (deficit)                       $ 131,068         $ 177,423
                                                                 =========         =========

                        PROXIM CORPORATION
         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              (in thousands, except per share data)
                           (UNAUDITED)

                                                             THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                       --------------------------------      --------------------------------
                                                       SEPTEMBER 26,      SEPTEMBER 27,      SEPTEMBER 26,      SEPTEMBER 27,
                                                            2003              2002                2003              2002
                                                       -------------      -------------      -------------      -------------
Product revenue                                          $  35,058          $  24,118          $ 103,892          $  94,709
License revenue                                                 --                 --              6,000                 --
                                                         ---------          ---------          ---------          ---------
      Total revenue                                         35,058             24,118            109,892             94,709
Cost of revenue                                             22,041             14,091             64,670             54,730
Royalty charges                                             22,869                 --             22,869                 --
Restructuring provision for excess
    and obsolete inventory                                      --                 --             22,549             12,659
                                                         ---------          ---------          ---------          ---------
      Gross profit (loss)                                   (9,852)            10,027               (196)            27,320
Operating expenses:
    Research and development                                 4,915              8,699             19,032             20,543
    Selling, general and administrative                     13,179             15,220             37,720             35,617
    Legal expense for certain litigation                     1,700                 --              5,700                 --
    Amortization of intangible assets                        5,364              4,606             16,229              6,959
    Amortization of deferred stock compensation                 --                316                 --                741
    Bad debt expense arising from restructuring              2,305                 --              2,305                 --
    Restructuring charges (benefit)                         (5,194)             2,335              7,298             41,295
    In-process research and development                         --             10,364                 --             16,100
                                                         ---------          ---------          ---------          ---------
      Loss from operations                                 (32,121)           (31,513)           (88,480)           (93,935)
Interest income (expense), net                              (4,434)              (355)            (4,527)                16
                                                         ---------          ---------          ---------          ---------
      Loss before income taxes                             (36,555)           (31,868)           (93,007)           (93,919)
Income tax provision                                            --                 --                 --              3,224
                                                         ---------          ---------          ---------          ---------
      Net loss                                             (36,555)           (31,868)           (93,007)           (97,143)
Deemed Series A preferred stock dividend                        --             (2,740)                --             (2,740)
Accretion of Series A preferred stock obligations           (1,596)              (476)            (4,681)              (476)
                                                         ---------          ---------          ---------          ---------
      Net loss attributable to common
        stockholders - basic and diluted                 $ (38,151)         $ (35,084)         $ (97,688)         $(100,359)
                                                         =========          =========          =========          =========
Net loss per share - basic and diluted                   $   (0.31)         $   (0.29)         $   (0.81)         $   (1.00)
                                                         =========          =========          =========          =========
Weighted average common shares                             121,985            119,557            121,324            100,006
                                                         =========          =========          =========          =========
As a percentage of revenue:
Gross margin                                                 -28.1%              41.6%              -0.2%              28.8%
Research and development                                      14.0%              36.1%              17.3%              21.7%
Selling, general and administrative                           37.6%              63.1%              34.3%              37.6%

                               PROXIM CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (UNAUDITED)

                                                    THREE MONTHS ENDED                    NINE MONTHS ENDED
                                              --------------------------------      --------------------------------
                                              SEPTEMBER 26,      SEPTEMBER 27,      SEPTEMBER 26,      SEPTEMBER 27,
                                                   2003              2002               2003               2002
                                              -------------      -------------      -------------      -------------
Product revenue                                 $  35,058          $  24,118          $ 103,892          $  94,709
License revenue                                        --                 --              6,000                 --
                                                ---------          ---------          ---------          ---------
      Total revenue                                35,058             24,118            109,892             94,709
Cost of revenue                                    22,041             14,091             64,670             54,730
                                                ---------          ---------          ---------          ---------
      Gross profit                                 13,017             10,027             45,222             39,979
Operating expenses:
    Research and development                        4,915              8,699             19,032             20,543
    Selling, general and administrative            13,179             15,220             37,720             35,617
    Legal expense for certain litigation            1,700                 --              5,700                 --
                                                ---------          ---------          ---------          ---------
      Loss from operations                         (6,777)           (13,892)           (17,230)           (16,181)
Interest income (expense), net                     (1,484)              (355)            (1,577)                16
                                                ---------          ---------          ---------          ---------
      Loss before income taxes                     (8,261)           (14,247)           (18,807)           (16,165)
 Income tax benefit                                (3,418)            (3,562)            (6,582)            (4,041)
                                                ---------          ---------          ---------          ---------
      Net loss                                  $  (4,843)         $ (10,685)         $ (12,225)         $ (12,124)
                                                =========          =========          =========          =========

Basic and diluted net loss per share            $   (0.04)         $   (0.09)         $   (0.10)         $   (0.12)
                                                =========          =========          =========          =========
Weighted average common shares - diluted          121,985            119,557            121,324            100,006
                                                =========          =========          =========          =========

As a percentage of revenue:

Gross margin                                         37.1%              41.6%              41.2%              42.2%
Research and development                             14.0%              36.1%              17.3%              21.7%
Selling, general and administrative                  37.6%              63.1%              34.3%              37.6%

                               PROXIM CORPORATION
                      GAAP TO PRO FORMA LOSS RECONCILIATION
                      (in thousands, except per share data)
                                   (UNAUDITED)

                                                       THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                 -------------------------------     -------------------------------
                                                 SEPTEMBER 26,     SEPTEMBER 27,     SEPTEMBER 26,     SEPTEMBER 27,
                                                      2003              2002              2003              2002
                                                 -------------     -------------     -------------     -------------
GAAP net loss                                      $ (38,151)        $ (35,084)        $ (97,688)        $(100,359)
Royalty charges and interest                          25,819                --            25,819                --
Provision for excess and obsolete inventory               --                --            22,549            12,659
Amortization of intangible assets                      5,364             4,606            16,229             6,959
Amortization of deferred stock compensation               --               316                --               741
Bad debt expense arising from restructuring            2,305                --             2,305                --
Restructuring charges (benefit)                       (5,194)            2,335             7,298            41,295
In-process research and development                       --            10,364                --            16,100
Deemed Series A preferred stock dividend                  --             2,740                --             2,740
Accretion of Series A preferred stock                  1,596               476             4,681               476
Income tax benefit                                     3,418             3,562             6,582             7,265
                                                   ---------         ---------         ---------         ---------
Pro forma net loss                                 $  (4,843)        $ (10,685)        $ (12,225)        $ (12,124)
                                                   =========         =========         =========         =========



Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Proxim uses non-GAAP, or pro forma, measures of operating results, net income/loss and income/loss per share, which are adjusted to exclude certain costs, expenses, gains and losses that we believe are appropriate to enhance the overall understanding of our financial performance. These adjustments to our GAAP results are made with the intent of providing both management and investors a supplemental understanding of Proxim's underlying operational results and trends. Adjusted pro forma results are among the primary indicators management uses as a basis for planning and forecasting our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for Proxim's financial results prepared in accordance with generally accepted accounting principles in the United States.